SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): September 28, 2000


                           MICROGRAFX, INC.
________________________________________________________________________________
         (Exact name of registrant as specified in its charter)


      Texas                       0-18708                     75-1952080
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(State of other jurisdiction  (Commission File    (IRS Employer Identification
      incorporation)                Number)                   No.)


8144 Walnut Hill Lane, Suite 1050, Dallas, TX                             75231
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:      (469) 232-1000
                                                      ----------------------



505 Millenium Drive, Allen, TX 75013
________________________________________________________________________________
(Former name or former address, if changed since last report)



________________________________________________________________________________
________________________________________________________________________________



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Item 5.  Other Events

The information set forth in the Registrant's news release dated September 28, 2000 (attached hereto as Exhibit 99) is incorporated herein by reference to such news release.

Item 7. Exhibits

 (c) Exhibits

     The following documents are filed as exhibits to this report. The exhibit numbers in the exhibit list correspond to the numbers assigned to such exhibits in the Exhibit Table of Item 601 of Regulation S-K.

     99 Text of Press Release dated September 28, 2000 issued by Micrografx,Inc.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MICROGRAFX, INC.
                                        (Registrant)



Date:   October 5, 2000                         By: /S/JOHN M. CARRADINE
                                                    ____________________________
                                                    John M. Carradine,
                                                    Chief Financial Officer and
                                                    Treasurer






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